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                                                                    EXHIBIT 10.2



                    PIONEER SECURITY LIFE INSURANCE COMPANY

                     SECOND AMENDMENT TO SURPLUS DEBENTURE

This Amendment applies to the Pioneer Security Life Insurance Company, a Texas corporation, Surplus Debenture issued and held by American-Amicable Holdings Corporation, a Delaware corporation, dated August 31, 1994 in the original principal amount of $73,000,000 (the "Debenture").

1. The second paragraph of the Debenture is hereby amended in its entirety to read as follows:

      "Interest on this Surplus Debenture will be payable 45 days following the end of each calendar quarter (each, an "interest Payment Date") and continuing until the entire principal amount of this Surplus Debenture is paid in full. Both principal and interest on this Surplus Debenture will be due and payable in the following manner at the offices of Holdings:"

2. Item "4" of the Debenture is hereby amended by deleting the words "The last day of:" from the beginning of the schedule contained therein and in its place inserting the words "Forty Five (45) days following the last day of:"

3. This Amendment is a revision only, and not a novation. Except as otherwise provided, all of the terms and conditions of the Debenture shall remain in full force and effect.

4. This Amendment shall not become effective until approved by the Texas Department of Insurance.


Effective January 1, 1997                PIONEER SECURITY LIFE INSURANCE COMPANY


                                         By: /s/ Ross A. Marrazzo
                                             --------------------------
                                              Ross A. Marrazzo
                                              Vice President-Regulatory
                                               and Corporate Compliance


Accepted:
AMERICAN-AMICABLE HOLDINGS CORPORATION


By: /s/  Charles H. Lubochinski
   -----------------------------------
       Charles H. Lubochinski
       Vice President